Filed by: Morgan Stanley ETF Trust
Pursuant to Rule 425 under the Securities Acts of 1933 and
deemed filed under Rule 14a-12(b) under the Securities Exchange Act of 1934.
Subject Company: Morgan Stanley Institutional Fund Trust
SEC File No. 811-03980 and 2-89729

Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

October 2, 2023

Morgan Stanley Institutional Fund Trust

Supplement dated October 2, 2023 to the Morgan Stanley Institutional Fund Trust
Summary Prospectuses, Prospectuses and Statement of Additional Information dated January 27, 2023, as amended

Core Plus Fixed Income Portfolio Short Duration Municipal Income Portfolio
(each, an "Acquired Fund" and collectively, the "Acquired Funds")

At a meeting held on September 27-28, 2023, the Board of Trustees (the "Board") unanimously approved the reorganization of each Acquired Fund into an exchange-traded fund ("ETF"), which will be managed by Morgan Stanley Investment Management Inc. ("MSIM"). The Board, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Acquired Funds, determined, with respect to each Reorganization (defined below), that participation in the Reorganization is in the best interests of the Acquired Fund and the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Subject to shareholder approval, each Acquired Fund will be reorganized into an ETF through the reorganization of each Acquired Fund into a newly-created ETF (each, an "Acquiring Fund" and together with the Acquired Funds, the "Funds"), each of which is a series of Morgan Stanley ETF Trust (the "Acquiring Fund Trust"). The chart below lists the name of each Acquired Fund, its corresponding Acquiring Fund and of the reorganization (each, a "Reorganization" and collectively, the "Reorganizations"):

Acquired Fund	Acquiring Fund	Name of the Reorganization
Core Plus Fixed Income Portfolio	Eaton Vance Total Return Bond ETF	Core Plus Fixed Income Reorganization
Short Duration Municipal Income Portfolio	Eaton Vance Short Duration Municipal Income ETF	Short Duration Municipal Income Reorganization

If approved by shareholders of each Acquired Fund ("Acquired Fund Shareholders"), each Reorganization would be accomplished in accordance with its respective Agreement and Plan of Reorganization (each, a "Plan"). Subject to shareholder approval, each Reorganization is anticipated to occur (after the close of trading) on or about March 22, 2024 (the "Closing Date"). This supplement is not a solicitation of proxy.

If you own shares of both Acquired Funds, please consider certain references to an Acquired Fund to refer to both Acquired Funds and references to a Reorganization to refer to both Reorganizations.

Acquired Fund Shareholders of record on October 25, 2023 will receive a combined Proxy Statement and Prospectus that contains important information about each Reorganization and each Acquiring Fund, including information regarding the Acquiring Fund's investment strategies and risks, fees and expenses.

If Acquired Fund Shareholders approve the Reorganization, and certain other closing conditions are satisfied or waived, Acquired Fund Shareholders will become shareholders of the corresponding Acquiring Fund (which will operate as an ETF) receiving shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization, except with respect to cash received in lieu of fractional shares of an Acquiring Fund, which cash payment may be taxable.

Each Acquiring Fund is a newly-created series of the Acquiring Fund Trust and will not commence operations until the consummation of the Reorganization. With respect to the Core Plus Fixed Income Reorganization, the Acquired Fund and Acquiring Fund have an identical investment objective, and substantially similar fundamental investment policies and principal investment strategies and, with respect to the Short Duration Municipal Income Reorganization, the Acquired Fund and Acquiring Fund have a substantially similar investment objective, as well as fundamental investment policies and principal investment strategies. However, there are several important differences between each Acquired Fund and the corresponding Acquiring Fund, as described in the combined Proxy Statement and Prospectus.

MSIM believes that the Reorganizations will provide multiple benefits for investors of the Acquired Funds, including anticipated lower net expenses as well as additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Each Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Acquired Fund Shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of a Reorganization (except with respect to cash received, as explained elsewhere in this Supplement).

Importantly, in order to receive shares of an Acquiring Fund as part of a Reorganization, Acquired Fund Shareholders must hold their shares of an Acquired Fund through a brokerage account that can accept shares of an ETF (i.e., the corresponding Acquiring Fund). If Acquired Fund Shareholders do not hold their shares of an Acquired Fund through that type of brokerage account, they will not receive shares of an Acquiring Fund as part of a Reorganization. For Acquired Fund Shareholders that do not currently hold their shares of an Acquired Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the Q&A that follows for additional actions that such Acquired Fund Shareholders must take to receive shares of an Acquiring Fund as part of a Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no further action is required for Acquired Fund Shareholders that hold shares of an Acquired Fund through a brokerage account that can hold shares of an Acquiring Fund.

If (and only if) a Reorganization is approved by Acquired Fund Shareholders, effective upon the first business day of the month following shareholder approval of the applicable Reorganization (the "Effective Date"), the following fees will be waived: (i) the sales charge on purchases of Class A shares of Core Plus Fixed Income Portfolio; (ii) the contingent deferred sales charge ("CDSC") on Class A and Class C shares of Core Plus Fixed Income Portfolio; (iii) the 12b-1 fees for any applicable share class of each Acquired Fund; and (iv) any finder's fee payments applicable to any class of shares of Core Plus Fixed Income Portfolio. In addition, it is currently expected that if (and only if) a Reorganization is approved by Acquired Fund Shareholders, effective on the Effective Date, the Acquired Fund will be closed to new investors.

The Summary Prospectuses, Prospectuses and Statement of Additional Information will be amended accordingly.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations in order to receive shares of an Acquiring Fund.

Q.  How will the Reorganizations affect me as a shareholder?

A.  If your Acquired Fund's Reorganization is consummated, you will cease to be a shareholder of the applicable Acquired Fund. In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of an Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization. If you hold your shares of an Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the relevant Acquiring Fund. Upon completion of your in Acquired Fund's Reorganization, you will (subject to certain exceptions) receive shares of an Acquiring Fund and, in some cases, cash that, combined with the shares of the corresponding Acquiring Fund, has the same value as your shares of the Acquired Fund on the Closing Date of the Reorganization. Shares of each Acquiring Fund ("Acquiring Fund Shares") will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, which may be taxable.

As discussed below, if a Reorganization is approved by the relevant Acquired Fund's shareholders and you desire to hold shares of the Acquiring Fund, it is important for you to determine that you hold your shares of the Acquired Fund ("Acquired Fund Shares") in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization or, if you do not own Acquired Fund Shares through such an account, that you take necessary actions to be able to receive Acquiring Fund Shares.

Q.  What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganizations?

A.  In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your Acquired Fund Shares through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund) on the Closing Date.

•  Non-Accommodating Brokerage Accounts: If you hold Acquired Fund Shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before a Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization.

•  Non-Accommodating Retirement Accounts: If you hold Acquired Fund Shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your Acquired Fund Shares prior to your Acquired Fund's/Funds' Reorganization(s) or, if applicable, your financial intermediary may transfer your investment from an Acquired Fund to a different investment option prior to the Reorganization.

•  Fund Direct Accounts: If you hold Acquired Fund Shares in an account directly with the Acquired Fund at its transfer agent, SS&C Global Investor and Distribution Solutions, Inc. ("SS&C GIDS") (a "fund direct account"), you should transfer your Acquired Fund Shares to a brokerage account that can accept the corresponding Acquiring Fund Shares prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive Acquiring Fund Shares as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization.

•  Fund Direct IRA: If you hold Acquired Fund Shares through a fund direct IRA and do not take action to transfer the investment in the Acquired Fund to a different investment option prior to the Reorganization, your Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization unless you provide alternative direction prior to the Reorganization.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary or tax advisor for more information on the impact that your Acquired Fund's Reorganization would have on you and your investments.

If you do not currently hold your Acquired Fund Shares through a brokerage account that can hold Acquiring Fund Shares, please see the information below for additional actions that you must take to receive Acquiring Fund Shares as part of a Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action on the part of the Acquired Funds or their shareholders is required for shareholders that hold Acquired Fund Shares through a brokerage account that can hold Acquiring Fund Shares.

If you are unsure about the ability of your account to accept Acquiring Fund Shares, please call 1-800-869-6397 or contact your financial advisor or other financial intermediary.

After a Reorganization, individual Acquiring Fund Shares may only be purchased and sold in the secondary market. Shares of Eaton Vance Total Return Bond ETF and Eaton Vance Short Duration Municipal Income ETF will be listed for trading on the NYSE Arca, Inc. Acquiring Fund Shares may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell Acquiring Fund Shares after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because Acquiring Fund Shares will trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund's NAV per share. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions. In addition, the market price of shares, like the price of any exchange-traded security, includes a "bid-ask spread" charged by the market makers or other participants that trade the particular security.

Q.  How do I transfer my Acquired Fund Shares from a fund direct account to a brokerage account that will accept Acquiring Fund Shares?

A.  Transferring your shares from a fund direct account to a brokerage account that can accept Acquiring Fund Shares should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with an Acquired Fund into your brokerage account. Also, inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you don't have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

It is suggested that you provide your broker with a copy of your quarterly account statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.  How do I transfer my Acquired Fund Shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund Shares?

A.  The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

Q.  What if I do not want to own Acquiring Fund Shares?

A.  If you do not want to receive Acquiring Fund Shares in connection with a Reorganization, you can exchange your Acquired Fund Shares for shares of another Morgan Stanley mutual fund that is not participating in a Reorganization or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Acquired Fund Shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Morgan Stanley mutual fund prior to each Reorganization is the second business day immediately preceding the Closing Date (which is anticipated to occur on or about March 22, 2024).

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In connection with the Reorganizations discussed herein, a combined Proxy Statement and Prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the "SEC"). After the registration statement is filed with the SEC, it may be amended or withdrawn and the combined Proxy Statement and Prospectus will not be distributed to Acquired Funds Shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganizations. After they are filed, free copies of the materials will be available on the SEC's web site at www.sec.gov. You may also request a free copy of the materials without charge by writing to the Funds at 522 Fifth Avenue, New York, New York 10036, or by calling toll-free 1 (800) 869-6397.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Please retain this supplement for future reference.

  IFTETFCONVSUMPROPSPT 9/23